Exhibit 99.1

Visa Inc. Reports Fiscal Second Quarter 2008 Earnings Results

•	GAAP net income of $314 million for the quarter

•	Adjusted net income of $401 million for the quarter

•	GAAP diluted class A common earnings per share of $0.39 for the quarter

•	Adjusted diluted class A common earnings per share of $0.52 for the quarter

•	Payment volume grew 19% over the prior year to $681 billion

San Francisco, CA, April 28, 2008 – Visa Inc. (NYSE: V) today announced financial results for our fiscal second quarter ended March 31, 2008. GAAP net income for the quarter was $314 million, or $0.39 per diluted class A common share. GAAP diluted class A common shares outstanding were 778 million. On an adjusted basis (reflective of a normalized tax rate and excluding litigation, restructuring and purchase amortization), net income for the quarter was $401 million, or $0.52 per diluted class A common share. Adjusted diluted class A common shares outstanding were 779 million.

Net operating revenue in the fiscal second quarter 2008 was $1.5 billion. Strong contributions were made by service fees, data processing fees, and international transaction fees as payment volumes and processed transactions rose across all regions worldwide.

“We are very pleased with our financial results for our first quarter as a public company. Despite a challenging economic environment, Visa recorded strong growth in payments volume and transactions globally and across our diverse suite of products – a trend which is continuing into the fiscal third quarter,” said Joseph Saunders, Visa’s chairman and chief executive officer. “Our performance is a testament to Visa’s business model and economic resiliency, as we continue to lead the migration from cash and checks to electronic payments.”

“Visa is focused on growing our business globally by extending our industry-leading processing services, expanding our products to new geographies, and further strengthening our valuable relationships with financial institutions and merchants who are critical to our success,” said Mr. Saunders.

Fiscal Second Quarter 2008 Financial Highlights:

Visa Inc. reports operational performance data on a trailing one quarter basis, based on information provided to the company from client financial institutions. This operational performance data, which includes payments volume for our clients, total volume, total payments transactions, and total cards carrying Visa brands, are in part the basis for financial results in the following quarter. For the period ending December 31, 2007, which impacts the March 2008 fiscal quarter, Visa’s operational performance highlights include:

•	Payments volume grew 19% over the prior year to $681 billion;

•	Total volume, inclusive of cash volume was $1.1 trillion, an increase of 21% over the prior year;

•	Total cards carrying the Visa brands rose 16% worldwide to 1.6 billion over the prior year; and

•	Total payment transactions increased by 16% over the prior year to 11 billion.

Total processed transactions, which are based on current fiscal second quarter results on Visa’s processing system, were 8.8 billion, a 15% increase over the prior year.

For the fiscal second quarter 2008, service fees were $792 million, up 29% over the prior year on a pro forma basis, and were recognized based on payment volume in the prior quarter. All other fee categories are recognized based on current quarter activity and are also compared on a pro forma basis. Data processing fees rose 34% over the prior year to $494 million. International transaction fees, which are driven by cross-border payments volume, grew 35% over the prior year to $379 million, as we continued to benefit from higher multi-currency payments volumes across all regions during the fiscal second quarter. Other revenue, which includes the Visa Europe licensing fee, was $126 million for the fiscal second quarter. Volume and incentive payments, which are contra revenue, were $338 million for the fiscal second quarter.

Total operating expenses were $1.1 billion for the fiscal second quarter, up 39% over the prior year on a pro forma basis. The increase in total operating expenses over the prior year was primarily driven by a

$285 million provision for covered litigation. This amount is expected to be fully covered for Visa Inc. under the terms of the retrospective responsibility plan. Excluding this provision, operating expenses grew only 3% over the prior year on a pro forma basis.

Cash, cash equivalents, restricted cash, and available-for-sale investment securities were $8 billion at March 31, 2008, and includes $2.7 billion that we intend to use to redeem all of the series II and a portion of the series III class C shares in October 2008.

Other items for the second fiscal quarter ended March 31, 2008, included:

•	The Company funded the U.S. litigation escrow account with $3 billion of net proceeds from the initial public offering; and

•	A $945 million payment was made to American Express which was funded through the litigation escrow account as part of our legal settlement.

The Company’s net income and earnings per share, excluding special items, are non-GAAP financial measures that are reconciled to their most directly comparable GAAP measure in the accompanying financial tables.

Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company’s reorganization and initial public offering. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account through the retrospective responsibility plan. These items have a significant impact on our financial results but are either non-recurring or have no operating cash impact. Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated based on adjusted net income and the adjusted weighted average number of shares outstanding in the periods presented. This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company intends to redeem in October 2008. The class C (series II) common stock is classified as temporary equity and the class C (series III) common stock is classified as a liability on the Company’s consolidated balance sheet at March 31, 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding those shares to be redeemed and allocating adjusted net income only to classes and series of common stock classified as permanent equity.

Fiscal Year-to-Date 2008 Results:

For the six months ended March 31, 2008, Visa Inc. reported GAAP net income of $738 million, or $0.93 per diluted class A common share. GAAP diluted class A common shares outstanding were 762 million.

On an adjusted basis, (reflective of a normalized tax rate and excluding litigation, restructuring, and purchase amortization) net income for the six months ended March 31, 2008, was $844 million, or $1.08 per diluted class A common share. Adjusted diluted class A common shares outstanding were 779 million.

Net operating revenue for the six months ended March 31, 2008, was $2.9 billion, up 24% over the prior year on a pro forma basis.

Total operating expenses were $1.9 billion for the six months ended March 31, 2008, up 21% over the prior year on a pro forma basis. The increase in total operating expenses over the prior year was primarily driven by a $285 million provision for covered litigation. This amount is expected to be fully covered for Visa Inc. under the terms of the retrospective responsibility plan. Excluding this provision, operating expenses grew only 3% over the prior year on a pro forma basis.

Financial Outlook:

Visa Inc.’s financial outlook over the next three years includes the following metrics:

•	Annual net revenue growth of 11% to 15%;

•	Annual adjusted operating margin (adjusted earnings before interest and taxes) in the low 40% range;

•	Annual adjusted diluted class A common earnings per share growth of 20% or greater; and

•	Annual free cash flow (cash flow from operations plus cash reimbursements from litigation escrow less capital spending) in excess of $1 billion.

This outlook reflects an assumed 41% percent GAAP tax rate for fiscal year 2008. Our intent is to reduce this rate to a level around 35-36% over the next five years.

Second Quarter Results Webcast Information

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. EDT (2:00 p.m. PDT) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc’s Investor Relations website at http://investor.visa.com

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys acceptance around the world and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries.

Forward Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to: (i) statements regarding certain of Visa’s goals and expectations with respect to earnings per share, revenue, operating margin, and free cash flow, and the growth rate in those item, as well as other measures of economic performance, and (ii) statements relating to the benefits of the 2007 reorganization and the 2008 initial public offering.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk Factors” in our Prospectus dated March 18, 2008, filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(4) on March 19, 2008. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

•	Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

•	Media Relations: Paul Cohen or Sandra Chu, 415-932-2564, globalmedia@visa.com

VISA INC.

Consolidated Statements of Operations

(unaudited)

	For the three months ended March 31,		For the six months ended March 31,
	2008 Actual	2007 Pro forma	2008 Actual	2007 Pro forma
	(in millions)		(in millions)
Operating Revenues

Service fees	$792	$614	$1,524	$1,191
Data processing fees	494	370	986	747
Volume and support incentives	(338)	(187)	(588)	(323)
International transaction fees	379	281	760	529
Other revenues	126	113	259	221

Total operating revenues	1,453	1,191	2,941	2,365

Operating Expenses

Personnel	289	269	572	542
Network, EDP, and communications	78	69	161	137
Advertising, marketing, and promotion	215	182	425	387
Professional and consulting fees	96	136	194	237
Depreciation and amortization	59	54	121	109
Administrative and other	75	74	149	150
Litigation provision	292	13	292	15

Total operating expenses	1,104	797	1,914	1,577

Operating income	349	394	1,027	788

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	—	—	1	—
Interest expense	(41)	(24)	(86)	(48)
Investment income, net	34	36	75	76
Other	28	—	36	—

Total other income (expense)	21	12	26	28

Income before income taxes and minority interest	370	406	1,053	816
Income tax expense	56	160	315	321

Net income	$314	$246	$738	$495

Basic net income per share (1)
Class A common stock	$0.39		$0.93

Class B common stock	$0.37		$0.92

Class C (series I) common stock	$0.39		$0.93

Class C (series II) common stock	$0.30		$0.81

Class C (series III and IV) common stock	$0.39		$0.93

Basic weighted average shares outstanding (1)		(in thousands)
Class A common stock	63,800		31,726

Class B common stock	415,280		420,866

Class C (series I) common stock	255,313		256,675

Class C (series II) common stock	35,311		31,587

Class C (series III and IV) common stock	57,725		60,258

Diluted net income per share (1)
Class A common stock	$0.39		$0.93

Class B common stock	$0.37		$0.92

Class C (series I) common stock	$0.39		$0.93

Class C (series II) common stock	$0.30		$0.81

Class C (series III and IV) common stock	$0.39		$0.93

Diluted weighted average shares outstanding (1)		(in thousands)
Class A common stock	777,738		762,374

Class B common stock	415,280		420,866

Class C (series I) common stock	255,313		256,675

Class C (series II) common stock	35,311		31,587

Class C (series III and IV) common stock	57,725		60,258

(1)	Note: There is no comparable earnings per share measure for 2007 as we were a non-stock company.

VISA INC.

Consolidated Balance Sheets

(unaudited)

	March 31, 2008	October 1, 2007
	(in millions)
Assets

Cash and cash equivalents	$5,041	$1,278
Restricted cash - litigation escrow	1,285	—
Restricted cash - tax escrow	116	—
Investment securities, available-for-sale	598	842
Settlement receivable	1,157	587
Accounts receivable	321	318
Customer collateral	500	389
Current portion of volume and support incentives	227	135
Current portion of deferred tax assets	541	771
Prepaid and other current assets	300	381

Total current assets	10,086	4,701

Restricted cash - litigation escrow	770	—
Investment securities, available-for-sale	194	743
Volume and support incentives	79	72
Property, equipment, and technology, net	1,018	906
Other assets	623	625
Intangible assets	10,883	10,883
Goodwill	10,216	9,139

Total assets	$33,869	$27,069

Liabilities
Accounts payable	$111	$164
Settlement payable	916	644
Customer collateral	500	389
Accrued compensation and benefits	317	479
Volume and support incentives	305	294
Accrued liabilities	540	496
Current portion of long-term debt	72	84
Current portion of accrued litigation	1,572	2,236
Redeemable class C (series III) common stock, 35,263,585 shares outstanding	1,508	—

Total current liabilities	5,841	4,786

Long-term debt	40	40
Accrued litigation	1,349	1,446
Deferred tax liabilities	3,563	3,758
Other liabilities	761	754

Total liabilities	11,554	10,784

Temporary Equity
Class C (series II) common stock, 79,748,857 shares issued and outstanding	1,127	—

Total temporary equity	1,127	—

Commitments and contingencies	—

Stockholders’ Equity
Preferred stock none issued	—	—
Class A common stock, 447,889,803 issued and outstanding	—	—
Class B common stock, 245,513,385 issued and outstanding	—	—
Class C (series I) common stock, 124,503,084 issued and outstanding	—	—
Class C (series III) common stock, 26,949,616 issued and outstanding	—	—
Class C (series IV) common stock, 549,587 issued and outstanding	—	—
Additional paid-in capital	20,970	16,785
Accumulated income (deficit)	223	(500)
Accumulated other comprehensive loss	(5)	—

Total equity	21,188	16,285

Total liabilities, temporary equity and stockholders’ equity	$33,869	$27,069

VISA INC.

Consolidated Statements of Cash Flows

	For the Six Months Ended March 31,
	2008	2007(1)
	(in millions)
Operating Activities

Net income	$738	$385
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of facilities, equipment, and software	121	57
Amortization of intangibles, investments, debt issuance cost, accretion of member deposits, and asset retirement obligation	—	6
Share-based compensation	19
Fair value adjustment for liability under the framework agreement	(36)	—
Net recognized loss (gain) on investment securities, including other-than-temporary impairment	8	(2)
(Gain) loss on sale of assets	—	1
Minority interest	—	1
Amortization of volume and support incentives	588	225
Accrued litigation and accretion	370	51
Equity in earnings of unconsolidated affiliates	(1)	(25)
Deferred income taxes	124	—
Change in operating assets and liabilities:
Accounts receivable	(3)	(1)
Settlement receivable	(569)	5
Volume and support incentives	(676)	(234)
Other assets	(61)	21
Accounts payable	(54)	(55)
Settlement payable	273	(4)
Accrued compensation and benefits	(154)	(34)
Accrued and other liabilities	195	61
Accrued litigation	(1,131)	(1)
Member deposits	(3)	(71)

Net cash provided by (used in) operating activities	(252)	386

Investing Activities

Investment securities, available-for-sale:
Purchases	(1,500)	(1,427)
Proceeds from sales and maturities	2,279	1,222
Cash acquired through reorganization	1,002	—
Contributions to joint ventures	—	(1)
Distribution from partnership investment	1	—
Purchases of property, equipment, and technology	(237)	(45)
Proceeds from sale of property, equipment, and technology	4	—

Net cash provided by (used in) investing activities	1,549	(251)

Financing Activities

Proceeds from short-term borrowing	2	—
Payments on short-term borrowing	(2)	—
Proceeds from sale of common stock, net of issuance costs of $550	19,100	—
Payment to litigation escrow account - Retrospective Responsibility Plan	(3,000)	—
Funding from litigation escrow account - Retrospective Responsibility Plan	945	—
Payment to tax escrow account - Income tax withheld on proceeds	(116)	—
Payment for redemption of common stock	(13,446)	—
Principal payments on debt	(12)	(17)
Principal payments on capital lease obligations	(2)	(2)

Net cash used in financing activities	3,469	(19)

Increase in cash and cash equivalents	4,766	116
Cash and cash equivalents at beginning of year	275	270

Cash and cash equivalents at end of year	$5,041	$386

Supplemental Disclosure of Cash Flow Information

Income taxes paid, net of refunds	$250	$177
(Decrease) increase in accounts payable and accrued and other liabilities related to purchases of property, equipment, and technology, net	$(10)	$(15)
Interest payments on debt	$4	$2
Common stock issued in acquisition	$17,935	$—

(1)	Historical amounts represent the balances of Visa U.S.A. Inc., deemed the accounting acquirer in the reorganization.

Pro Forma Fiscal 2007 Results of Operations (1)

(in millions)

	For the Three Months Ended March 31, 2007	For the Six Months Ended March 31, 2007
Operating Revenues
Service fees	$614	$1,191
Data processing fees	370	747
Volume and support incentives	(187)	(323)
International transaction fees	281	529
Other revenues	113	221

Total operating revenues	1,191	2,365

Operating Expenses
Personnel	269	542
Network, EDP, and communications	69	137
Advertising, marketing, and promotion	182	387
Professional and consulting fees	136	237
Depreciation and amortization	54	109
Administrative and other	74	150
Litigation provision	13	15

Total operating expenses	797	1,577

Operating income	394	788

Other Income (Expense)
Interest expense	(24)	(48)
Investment income, net	36	76

Total other income	12	28

Income before income taxes and minority interest	406	816
Income tax expense	160	321

Net income	$246	$495

(1)	Visa Inc. had no operations prior to the reorganization on October 1, 2007. In order to provide insight into our operating results, the pro forma results of operations for the prior periods have been prepared for comparative purposes assuming that the reorganization had occurred on October 1, 2006. These pro forma statements of operations data have been prepared in accordance with Statement of Financial Accounting Standards, or SFAS, No. 141, “Business Combinations. ”

Pro Forma Fiscal 2007 Quarterly Results of Operations

(in millions)

Unaudited Pro Forma Combined Income Statements - With California Mutual Trading Status

The quarterly pro forma statements of operations data set forth below for fiscal 2007 give effect to the reorganization as if it had occurred on October 1, 2006. These pro forma statements of operations data have been prepared in accordance with Statement of Financial Accounting Standards, or SFAS, No. 141, “Business Combinations. ”

	Pro Forma Fiscal 2007 Quarter Ended				Actual Fiscal 2008 Quarter Ended
(in millions)	December 31, 2006	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Operating Revenues
Card Service Fees	$577	$614	$661	$730	$732
Data Processing Fees	$377	$370	$449	$463	$492
Volume and Support Incentives	$(136)	$(187)	$(175)	$(216)	$(250)
International Transaction Fees	$247	$281	$311	$353	$381
Other Revenues	$108	$113	$119	$133	$133

Total Operating Revenues	$1,173	$1,191	$1,365	$1,463	$1,488

Operating Expenses
Personnel	$273	$269	$293	$324	$283
Network, EDP, and Communications	$68	$69	$77	$80	$83
Advertising, Marketing, and Promotion	$205	$182	$245	$443	$210
Professional and Consulting Fees	$101	$136	$159	$157	$98
Depreciation and amortization	$55	$54	$55	$63	$62
Administrative and Other	$76	$74	$94	$105	$74
Litigation Obligation Provision	$2	$13	$(1)	$2,638	$—

Total Operating Expenses	$780	$797	$921	$3,810	$810

Operating Income	$393	$394	$444	$(2,347)	$678

Other Income (Expenses)
Interest Income(Expense)	$(23)	$(24)	$(25)	$(24)	$(45)
Investment Income, net	$40	$36	$56	$65	$42
Other	$—	$—	$8	$0	$8

Total Other Income (Expense)	$17	$12	$39	$41	$5

Income Before Income Taxes	$410	$406	$483	$(2,306)	$683
Income Tax Expense/(Benefit)	$161	$160	$184	$(652)	$259

Net Income	$249	$246	$299	$(1,654)	$424

Reconciliation of Non-GAAP Adjusted Operating Income and Net Income

(in millions)

	For the three Months Ended March 31, 2008	For the six Months Ended March 31, 2008	Pro forma for the Three Months Ended March 31, 2007	Pro forma for the Six Months Ended March 31, 2007
Net income (as reported)	$314	$738	$246	$495
Addback: Income tax expense (as reported)	56	315	160	321

Net income before taxes and minority interest (as reported)	$370	$1,053	$406	$816

Adjustments:
Covered litigation reserve(1)	285	285	—	—
Restructuring(2)	19	55	36	47
Asset step-up amortization(3)	17	34	17	34

Adjustments to operating income	321	374	53	81

Interest accretion on American Express settlement(4)	23	46	—	—
Investment income on IPO proceeds(5)	(7)	(7)	—	—
Underwater contract (LIBOR Adjustment)(6)	(28)	(36)	—	—

Adjustments to non-operating income	(12)	3	—	—

Total adjustments	309	377	53	81
Adjusted net income before tax	679	1,430	459	897
Adjusted income tax expense(7)	(278)	(586)	(188)	(368)

Adjusted net income	$401	$844	$271	$529

Operating income (as reported)	$349	$1,027	$394	788
Addback: Adjustments to operating income	321	374	53	81

Adjusted operating income	$670	$1,401	$447	$869

Operating revenues (as reported)	$1,453	$2,941	$1,191	2,365
Adjusted operating margin	46%	48%	38%	37%

Total operating expenses (as reported)	$1,104	$1,914	$797	$1,577
Less: Adjustments to operating expenses	(321)	(374)	(53)	(81)

Adjusted operating expenses	$783	$1,540	$744	$1,496

(1)	Litigation expense recorded in the period related to the covered litigation. Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2)	Restructuring costs, primarily severance in fiscal 2008, associated with workforce consolidation and elimination of overlapping functions.
(3)	Non-cash amortization and depreciation of the incremential basis in technology and building assets acquired in the reorganization.
(4)	Interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(5)

Investment income earned during the period on all IPO proceeds held, including amounts the Company intends to use in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.

(6)

Other income recorded in the period as a result of a reduction in the Company’s estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. This reduction was a result of lower LIBOR rates in the period. This liability will not continue after the October 2008 redemptions described above.

(7)	Reflects a normalized tax rate of 41%.

Reconciliation of Non-GAAP Weighted Average Class A Common Stock Outstanding Used in the Calculation of Adjusted Diluted Class A Earnings Per Share

	For the Three Months Ended March 31, 2008	For the Six Months Ended March 31, 2008
	(in millions)
Weighted Average Shares Outstanding - GAAP	778	762
Class A Shares (1)	383	415
Class B Shares(2)	(226)	(238)
Class C Shares (3)	(161)	(165)
Class A Share Equivalents (4)	5	5

Share Adjustments	1	17
Adjusted Weighted Average Shares Outstanding - Non GAAP	779	779

(1)	For GAAP purposes, the number of class A common shares outstanding is weighted to reflect the issuance of 446,600,000 shares at the IPO date of March 19, 2008. In the calculation of the adjusted weighted average shares outstanding, these shares are assumed to have been issued at the beginning of each period presented.
(2)	For GAAP purposes, the number of class B common shares outstanding is weighted to reflect the redemption of 154,738,487 shares on March 28, 2008 and the reduction of the conversion ratio applicable to remaining shares outstanding to 0.71 to 1. In the calculation of the adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reduction in conversion ratio had occurred at the beginning of each period presented.
(3)	For GAAP purposes, the number of class C (series I, II, III & IV) common shares is weighted to reflect the redemption of 159,657,751 shares of class C (series I) common stock on March 28, 2008, and the reclassification of all shares of class C (series II) common stock to temporary equity and 35,263,585 shares of class C (series III) common stock to liabilities on the IPO date of March 19, 2008. Upon reclassification of the class C (series II) and class C (series III) common stock these shares are no longer convertible into shares of class A common stock. In the calculation of adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reclassifications occurred at the beginning of each period presented.
(4)	For GAAP purposes, the number of class A common shares outstanding is weighted to reflect the assumed issuance of class A common stock underlying stock options, restricted stock and restricted stock units to employees and directors at the IPO date of March 19, 2008, applying the treasury method. In the calculation of the adjusted weighted average shares outstanding, these shares are weighted to assume the issuance of these awards at the beginning of each period presented. The assumed number of shares underlying stock options assumed issued for adjusted non-GAAP purposes assumes the repurchase of shares at the share price on March 31, 2008 of $62.36.

Class A Common Stock Adjusted Diluted Earnings Per Share

Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company’s reorganization and initial public offering. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have a significant impact on our financial results but are either non-recurring or have no operating cash impact.

Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the adjusted weighted average number of shares outstanding in the periods presented. This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company intends to redeem in October 2008. The class C (series II) common stock is classified as temporary equity and the class C (series III) common stock is classified as a liability on the Company’s consolidated balance sheet at March 31, 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these shares to be redeemed and allocating adjusted net income only to permanent equity.

	For the Three Months Ended March 31, 2008	For the Six Months Ended March 31, 2008
	(in millions, except per share data)
Adjusted net income	$401	$844
Adjusted weighted average number of diluted shares outstanding	779	779

Adjusted diluted earnings per share	$0.52	$1.08

Operational Performance Data

The tables below provide information regarding the operational results for the 3 months ended December 31, 2007, as well as the prior eight quarterly reporting periods and the years ended December 31, 2005, 2006 and 2007, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

	For the 3 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	241	28.4%	23.0%	158	24.3%	19.6%	1,931	83	36.9%	29.9%	452	368	446
Canada	51	29.3%	13.6%	45	28.5%	12.8%	382	6	36.5%	19.9%	9	23	31
CEMEA	115	43.8%	38.9%	18	44.1%	40.1%	235	97	43.8%	38.7%	590	139	147
LAC	145	33.3%	21.3%	47	44.1%	30.5%	1,132	99	28.8%	17.4%	757	284	307
US	514	11.3%	11.3%	413	12.4%	12.4%	7,416	101	7.1%	7.1%	730	476	686

Visa Inc.	1,067	21.5%	17.8%	681	18.5%	15.8%	11,097	386	27.1%	21.6%	2,539	1,290	1,616

Visa Credit Programs
US	253	8.8%	8.8%	218	9.7%	9.7%	2,462	35	3.9%	3.9%	33	259	365
Rest of World	272	26.7%	19.5%	232	27.3%	19.7%	2,863	40	23.2%	18.5%	136	372	431

Visa Inc.	524	17.4%	14.1%	450	18.1%	14.6%	5,325	75	13.3%	11.2%	169	631	796

Visa Debit Programs
US	261	13.9%	13.9%	195	15.6%	15.6%	4,955	66	8.9%	8.9%	698	217	321
Rest of World	281	39.1%	29.8%	36	43.5%	32.9%	817	245	38.5%	29.4%	1,672	442	500

Visa Inc.	542	25.7%	21.6%	231	19.2%	18.0%	5,772	311	30.9%	24.4%	2,369	659	820

	For the 3 Months Ended September 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	215	25.6%	19.6%	140	22.1%	16.8%	1,796	74	32.8%	25.1%	417	348	422
Canada	47	22.7%	12.9%	42	21.4%	11.8%	362	6	33.0%	22.5%	9	23	31
CEMEA	101	43.0%	38.4%	15	39.0%	35.1%	211	85	43.8%	39.0%	545	125	136
LAC	121	26.7%	19.0%	38	38.5%	29.6%	1,004	83	21.9%	14.6%	691	267	289
US	489	9.6%	9.6%	388	10.7%	10.7%	7,033	101	5.6%	5.6%	730	442	643

Visa Inc.	972	18.4%	15.5%	623	15.8%	13.6%	10,405	349	23.3%	19.0%	2,392	1,205	1,522

Visa Credit Programs
US	240	6.7%	6.7%	206	8.5%	8.5%	2,314	35	-2.9%	-2.9%	34	254	358
Rest of World	243	22.5%	16.4%	206	23.6%	17.2%	2,654	37	16.4%	12.0%	128	353	410

Visa Inc.	483	14.1%	11.4%	412	15.6%	12.7%	4,968	71	6.2%	4.2%	162	607	769

Visa Debit Programs
US	249	12.6%	12.6%	182	13.3%	13.3%	4,719	67	10.7%	10.7%	696	188	285
Rest of World	241	36.0%	28.5%	29	39.6%	31.1%	718	211	35.5%	28.2%	1,534	409	468

Visa Inc.	489	23.0%	19.9%	212	16.4%	15.5%	5,437	278	28.6%	23.5%	2,230	597	753

Operational Performance Data

	For the 3 Months Ended June 30, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	201	20.6%	16.3%	132	19.9%	16.7%	1,708	69	21.9%	15.5%	373	336	412
Canada	45	18.2%	12.0%	40	17.4%	11.3%	352	5	24.5%	18.0%	9	22	30
CEMEA	90	38.7%	37.0%	14	32.4%	32.8%	197	76	39.9%	37.8%	508	121	124
LAC	114	32.5%	19.1%	35	42.2%	28.2%	945	79	28.6%	15.4%	669	257	281
US	484	9.5%	9.5%	385	10.4%	10.4%	6,903	98	6.5%	6.5%	720	419	617

Visa Inc.	934	17.1%	14.4%	606	14.7%	13.1%	10,104	327	21.8%	17.0%	2,279	1,155	1,465

Visa Credit Programs
US	235	6.4%	6.4%	203	8.3%	8.3%	2,251	33	-4.3%	-4.3%	32	246	345
Rest of World	228	19.8%	15.8%	194	21.2%	16.8%	2,519	35	12.6%	10.2%	120	339	394

Visa Inc.	464	12.6%	10.8%	396	14.3%	12.3%	4,770	67	3.7%	2.6%	152	584	739

Visa Debit Programs
US	248	12.7%	12.7%	183	12.7%	12.7%	4,652	66	12.8%	12.8%	688	174	272
Rest of World	222	34.2%	25.1%	27	39.7%	29.9%	682	195	33.5%	24.5%	1,439	397	454

Visa Inc.	470	21.9%	18.3%	210	15.6%	14.6%	5,334	260	27.6%	21.3%	2,127	571	726

	For the 3 Months Ended March 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	189	23.1%	18.7%	126	20.8%	17.1%	1,599	63	28.1%	22.2%	382	321	397
Canada	36	10.3%	11.8%	31	9.2%	10.7%	309	4	19.1%	20.7%	9	22	30
CEMEA	81	44.8%	45.2%	12	35.3%	41.7%	183	68	46.6%	45.9%	477	117	122
LAC	104	19.4%	19.9%	31	25.9%	25.8%	904	72	16.8%	17.6%	658	251	271
US	440	9.1%	9.1%	347	8.9%	8.9%	6,260	94	9.8%	9.8%	698	412	607

Visa Inc.	850	16.1%	15.3%	548	12.9%	12.3%	9,255	302	22.3%	21.2%	2,224	1,124	1,426

Visa Credit Programs
US	214	7.8%	7.8%	181	8.0%	8.0%	2,021	33	7.0%	7.0%	30	243	341
Rest of World	208	17.1%	15.4%	177	18.5%	16.7%	2,343	32	9.8%	8.6%	105	322	375

Visa Inc.	423	12.2%	11.4%	357	13.0%	12.1%	4,364	65	8.3%	7.8%	135	565	716

Visa Debit Programs
US	226	10.4%	10.4%	166	10.0%	10.0%	4,239	60	11.4%	11.4%	668	170	266
Rest of World	201	33.4%	31.5%	24	35.3%	33.8%	652	176	33.1%	31.2%	1,421	389	444

Visa Inc.	427	20.1%	19.4%	190	12.7%	12.6%	4,890	237	26.8%	25.6%	2,089	559	710

	For the 3 Months Ended December 31, 2006
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	188	21.9%	15.9%	127	21.1%	15.8%	1,600	61	23.7%	16.0%	381	308	381
Canada	40	11.1%	11.3%	35	10.1%	10.3%	344	4	19.8%	20.0%	9	22	30
CEMEA	80	43.0%	40.7%	12	32.2%	34.2%	175	68	45.1%	41.9%	470	104	112
LAC	109	22.2%	17.5%	33	30.4%	25.3%	911	77	19.0%	14.5%	687	241	262
US	462	8.3%	8.3%	367	8.1%	8.1%	6,544	95	9.2%	9.2%	698	406	604

Visa Inc.	878	15.4%	13.6%	574	12.4%	11.3%	9,573	304	21.4%	18.2%	2,245	1,081	1,388

Visa Credit Programs
US	232	7.7%	7.7%	199	7.7%	7.7%	2,270	34	7.7%	7.7%	32	240	345
Rest of World	214	17.9%	14.1%	182	19.2%	15.4%	2,371	32	11.4%	7.2%	107	314	363

Visa Inc.	447	12.4%	10.8%	381	12.9%	11.4%	4,640	66	9.5%	7.5%	140	554	709

Visa Debit Programs
US	230	8.9%	8.9%	169	8.5%	8.5%	4,275	61	10.0%	10.0%	666	166	259
Rest of World	202	32.0%	26.3%	25	36.0%	30.6%	658	177	31.4%	25.7%	1,440	361	421

Visa Inc.	431	18.6%	16.7%	194	11.4%	11.1%	4,933	238	25.2%	21.5%	2,105	527	680

Operational Performance Data

	For the 3 Months Ended September 30, 2006
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	171	16.8%	15.0%	115	17.5%	16.3%	1,508	56	15.4%	12.3%	360	298	367
Canada	38	17.1%	11.0%	34	16.4%	10.4%	330	4	23.4%	17.0%	9	22	29
CEMEA	70	38.9%	40.1%	11	29.6%	35.2%	157	59	40.8%	41.1%	424	94	104
LAC	95	20.7%	18.1%	27	27.9%	25.0%	810	68	18.0%	15.5%	643	228	248
US	446	11.6%	11.6%	350	11.1%	11.1%	6,230	96	13.6%	13.6%	733	398	599

Visa Inc.	821	15.9%	15.1%	538	13.9%	13.3%	9,036	283	20.0%	18.7%	2,169	1,041	1,347

Visa Credit Programs
US	225	9.6%	9.6%	190	9.0%	9.0%	2,149	36	13.1%	13.1%	34	242	351
Rest of World	198	16.6%	14.4%	167	17.9%	15.8%	2,243	31	10.0%	7.5%	102	297	346

Visa Inc.	423	12.8%	11.9%	356	13.0%	12.2%	4,392	67	11.6%	10.3%	136	539	696

Visa Debit Programs
US	221	13.8%	13.8%	161	13.7%	13.7%	4,081	60	14.0%	14.0%	699	156	249
Rest of World	177	27.4%	25.2%	21	32.2%	30.7%	563	156	26.8%	24.5%	1,334	346	402

Visa Inc.	398	19.5%	18.7%	182	15.6%	15.6%	4,644	216	22.9%	21.5%	2,033	502	651

	For the 3 Months Ended June 30, 2006
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	167	17.9%	18.1%	110	15.9%	16.6%	1,416	56	22.0%	20.9%	353	287	354
Canada	38	23.5%	12.3%	34	23.0%	11.8%	322	4	27.4%	15.8%	9	21	28
CEMEA	65	43.5%	42.2%	10	35.5%	35.9%	147	55	45.2%	43.4%	407	86	95
LAC	86	21.4%	20.9%	25	29.3%	27.9%	769	61	18.5%	18.3%	620	219	236
US	441	14.8%	14.8%	349	15.7%	15.7%	6,158	92	11.4%	11.4%	710	390	611

Visa Inc.	797	18.5%	17.9%	528	17.1%	16.5%	8,812	269	21.2%	20.5%	2,098	1,003	1,324

Visa Credit Programs
US	221	11.5%	11.5%	187	12.1%	12.1%	2,091	34	8.3%	8.3%	32	236	344
Rest of World	191	16.7%	14.9%	160	18.4%	16.5%	2,126	31	8.5%	6.8%	97	283	329

Visa Inc.	412	13.8%	13.0%	347	14.9%	14.1%	4,216	65	8.4%	7.6%	129	519	672

Visa Debit Programs
US	220	18.3%	18.3%	162	20.2%	20.2%	4,068	58	13.3%	13.3%	677	153	268
Rest of World	165	32.1%	30.5%	19	33.9%	32.7%	528	146	31.9%	30.2%	1,291	330	384

Visa Inc.	386	23.8%	23.4%	182	21.5%	21.5%	4,596	204	26.0%	25.1%	1,969	484	652

	For the 3 Months Ended March 31, 2006
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	154	12.2%	16.0%	104	11.9%	16.3%	1,302	49	12.7%	15.2%	327	276	341
Canada	32	18.0%	13.5%	29	18.4%	13.8%	282	4	15.4%	10.9%	9	21	27
CEMEA	56	38.8%	41.7%	9	28.8%	31.7%	126	47	41.0%	43.7%	357	82	89
LAC	87	37.6%	21.3%	25	45.7%	28.6%	742	62	34.5%	18.6%	600	204	225
US	403	16.1%	16.1%	318	17.6%	17.6%	5,687	85	11.0%	11.0%	662	383	606

Visa Inc.	732	19.0%	18.2%	485	17.7%	17.8%	8,140	247	21.7%	18.9%	1,955	966	1,288

Visa Credit Programs
US	199	11.7%	11.7%	167	12.7%	12.7%	1,884	31	6.7%	6.7%	30	232	338
Rest of World	178	14.1%	15.0%	149	16.0%	16.9%	1,962	29	5.3%	6.1%	88	273	315

Visa Inc.	376	12.8%	13.2%	316	14.2%	14.6%	3,847	60	6.1%	6.4%	118	505	653

Visa Debit Programs
US	205	20.8%	20.8%	151	23.6%	23.6%	3,802	54	13.6%	13.6%	632	151	268
Rest of World	151	34.8%	28.3%	18	37.2%	31.0%	491	133	34.5%	28.0%	1,205	311	367

Visa Inc.	356	26.4%	23.9%	169	24.9%	24.3%	4,293	187	27.7%	23.5%	1,837	462	635

Operational Performance Data

	For the 3 Months Ended December 31, 2005
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	154	12.9%	15.3%	105	12.0%	14.4%	1,290	49	14.8%	17.3%	329	266	328
Canada	36	17.9%	10.7%	32	17.8%	10.6%	316	4	19.1%	11.8%	9	21	27
CEMEA	56	37.7%	43.5%	9	31.2%	38.6%	127	47	39.1%	44.4%	358	75	83
LAC	89	31.1%	20.1%	25	38.9%	28.3%	758	64	28.3%	17.2%	632	194	214
US	426	16.1%	16.1%	340	17.4%	17.4%	5,983	87	11.3%	11.3%	674	373	584

Visa Inc.	761	18.4%	17.8%	511	17.3%	17.1%	8,475	250	20.7%	19.2%	2,002	929	1,236

Visa Credit Programs
US	215	10.5%	10.5%	184	11.2%	11.2%	2,128	31	6.7%	6.7%	32	228	327
Rest of World	182	13.1%	12.7%	153	15.1%	14.6%	1,991	29	3.5%	3.2%	90	264	304

Visa Inc.	397	11.7%	11.5%	337	12.9%	12.8%	4,119	60	5.1%	4.9%	121	492	631

Visa Debit Programs
US	211	22.3%	22.3%	155	25.6%	25.6%	3,855	55	14.0%	14.0%	642	144	257
Rest of World	153	33.6%	29.4%	18	39.7%	35.1%	500	135	32.8%	28.7%	1,239	293	348

Visa Inc.	364	26.8%	25.4%	174	27.0%	26.6%	4,356	190	26.7%	24.4%	1,881	437	605

	For the 12 Months Ended December 31, 2007
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	846	24.6%	19.5%	556	21.9%	17.6%	7,034	289	30.1%	23.3%	1,624	368	446
Canada	179	20.6%	12.7%	158	19.6%	11.7%	1,404	21	28.6%	20.2%	37	23	31
CEMEA	386	42.6%	39.6%	59	38.1%	37.4%	827	327	43.4%	40.0%	2,120	139	147
LAC	485	28.3%	19.9%	152	38.1%	28.7%	3,984	333	24.2%	16.3%	2,775	284	307
US	1,927	9.9%	9.9%	1,533	10.7%	10.7%	27,612	394	7.2%	7.2%	2,877	476	686

Visa Inc.	3,822	18.4%	15.8%	2,458	15.6%	13.8%	40,860	1,364	23.8%	19.7%	9,433	1,290	1,616

Visa Credit Programs
US	942	7.5%	7.5%	807	8.7%	8.7%	9,048	136	0.7%	0.7%	129	259	365
Rest of World	951	21.8%	16.9%	808	22.9%	17.7%	10,379	143	15.7%	12.5%	490	372	431

Visa Inc.	1,894	14.2%	12.0%	1,615	15.4%	13.0%	19,427	278	7.9%	6.4%	618	631	796

Visa Debit Programs
US	985	12.4%	12.4%	726	13.0%	13.0%	18,564	259	10.9%	10.9%	2,749	217	321
Rest of World	944	35.9%	28.7%	117	39.9%	31.9%	2,869	827	35.4%	28.3%	6,066	442	500

Visa Inc.	1,929	22.8%	19.9%	843	16.1%	15.3%	21,433	1,086	28.6%	23.7%	8,815	659	820

	For the 12 Months Ended December 31, 2006
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	679	17.3%	16.2%	457	16.7%	16.3%	5,827	222	18.6%	16.0%	1,421	308	381
Canada	148	17.1%	11.9%	132	16.6%	11.4%	1,278	16	21.5%	16.2%	36	22	30
CEMEA	271	41.2%	41.1%	43	31.5%	34.4%	605	228	43.1%	42.4%	1,657	104	112
LAC	378	24.8%	19.2%	110	32.7%	26.5%	3,233	268	21.9%	16.5%	2,550	241	262
US	1,753	12.5%	12.5%	1,385	12.8%	12.8%	24,619	368	11.3%	11.3%	2,803	406	604

Visa Inc.	3,228	17.1%	16.0%	2,126	15.1%	14.5%	35,561	1,102	21.1%	19.0%	8,468	1,081	1,388

Visa Credit Programs
US	877	10.0%	10.0%	742	10.2%	10.2%	8,394	135	9.0%	9.0%	129	240	345
Rest of World	781	16.4%	14.6%	658	17.9%	16.1%	8,702	123	8.9%	6.9%	394	314	363

Visa Inc.	1,658	12.9%	12.2%	1,400	13.7%	13.0%	17,096	258	8.9%	8.0%	523	554	709
Visa Debit Programs
US	876	15.1%	15.1%	642	16.0%	16.0%	16,225	233	12.7%	12.7%	2,674	166	259
Rest of World	695	31.4%	27.4%	84	34.8%	31.2%	2,240	611	31.0%	26.9%	5,270	361	421

Visa Inc.	1,570	21.8%	20.4%	726	17.9%	17.7%	18,466	844	25.3%	22.8%	7,945	527	680

Operational Performance Data

	For the 12 Months Ended December 31, 2005
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	579	21.3%	16.0%	391	19.8%	14.4%	4,713	188	24.7%	19.2%	1,190	266	328
Canada	126	21.3%	10.9%	113	21.2%	10.9%	1,176	13	21.7%	11.2%	36	21	27
CEMEA	192	17.3%	13.7%	33	15.7%	11.9%	432	159	17.6%	14.1%	1,234	75	83
LAC	303	34.4%	21.4%	83	42.6%	29.3%	2,625	220	31.5%	18.7%	2,343	194	214
US	1,558	16.1%	16.1%	1,227	17.5%	17.5%	21,750	331	11.0%	11.0%	2,588	373	584

Visa Inc.	2,757	19.3%	16.2%	1,847	19.1%	16.8%	30,696	911	19.5%	15.1%	7,392	929	1,236

Visa Credit Programs
US	797	10.6%	10.6%	674	10.5%	10.5%	7,757	123	10.8%	10.8%	126	228	327
Rest of World	671	18.4%	11.5%	558	21.0%	14.2%	7,254	113	7.3%	0.0%	339	264	304

Visa Inc.	1,468	14.0%	11.0%	1,231	15.0%	12.2%	15,011	237	9.1%	5.2%	465	492	631

Visa Debit Programs
US	761	22.5%	22.5%	554	27.3%	27.3%	13,993	207	11.2%	11.2%	2,462	144	257
Rest of World	529	31.0%	23.0%	62	37.5%	28.3%	1,692	467	30.2%	22.4%	4,465	293	348

Visa Inc.	1,289	25.8%	22.7%	616	28.3%	27.4%	15,685	674	23.7%	18.9%	6,927	437	605

Footnote

The preceding tables present Payments Volume, Cash Volume, Total Volume, the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior periods are provided for volume-based data.

Payments Volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and Cash Volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total Volume represents Payments Volume plus Cash Volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports period-over-period growth in Total Volume, Payments Volume and Cash Volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data

2. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Year-over-Year Growth
3 Months Ended
Mar 31, 2008	8,800	15%
Dec 31, 2007	9,094	13%
Sep 30, 2007	8,645	12%
Jun 30, 2007	8,411	13%
Mar 31, 2007	7,645	12%
Dec 31, 2006	8,018	11%
Sep 30, 2006	7,722	NA
Jun 30, 2006	7,441	NA
Mar 31, 2006	6,828	NA
Dec 31, 2005	7,212	NA

12 Months Ended
Sep 30, 2007	32,720	12%
Sep 30, 2006	29,202	NA